EXHIBIT 10.6

ASSIGNMENT OF OIL AND GAS LEASE BY WASAABEE ENERGY INC. DATED MARCH 30, 2011 (BAKKEN PROJECT)

ASSIGNMENT OF OIL AND GAS LEASE

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Wasaabee Energy Inc., of P.O. Box 21616, Billings, Montana 59104, (hereinafter called Assignor), for and in consideration of One Dollar ($1.00) the receipt whereof is hereby acknowledged, does hereby sell, assign, transfer and set over unto Legend Oil & Gas Ltd., of 601 Union Street, Suite 4500, Seattle, Washington 98101, (hereinafter called Assignee), all right, title, and interest in and to the oil and gas lease dated December 30th, 2010, from Robert G. Munds, a widower and as sole heir of Bonnie Munds, deceased, of 14833 Washington Drive, Fontana, California 92335, Lessor, to Wasaabee Energy Inc., of P.O. Box 21616, Billings, Montana 59104, Lessee, recorded as document #255962, insofar as said lease covers the following described lands in Divide County, State of North Dakota:

Township 163 North, Range 102 West, 5th P.M.
Section 8: NE¼, E½NW¼, S½

Township 163 North, Range 103 West, 5th P.M.
Section 1: Lot 4(40.18), SW¼NW¼, W½SW¼
Section 2: Lot 1(40.20), S½NE¼
Section 12: W½, SE¼
Section 13: NE¼
Section 24: SW¼

Containing **1,640.38** acres more or less, together with the rights incident thereto and the personal property thereon, appurtenant thereto, or used in connection therewith.

And for the same consideration the Assignor covenants with the Assignee, its or his heirs, successors or assigns; That the Assignor is the lawful owner of and has good title to the interest above assigned in and to said lease, estate, rights and property, free and clear from all liens, encumbrances or adverse claims; That said lease is a valid and subsisting lease on the land above described, and all rentals and royalties due thereunder have been paid and all conditions necessary to keep the same in full force have been duly performed; and that the Assignor surrenders and releases all rights of dower and homestead in the premises above described.

Reserving however, unto the Assignors herein an overriding royalty of **1.33% of 8/8ths** of all the oil, gas and other hydrocarbons produced, saved and marketed from the above described lands. This overriding royalty and all other terms and conditions of this assignment shall apply to any and all extension, renewal and substitute leases obtained by Assignee, its successors or assigns on the land described herein. If said oil and gas lease covers less than the full fee simple estate in the oil, gas and other hydrocarbons under any tract or tracts of the land assigned hereby, the overriding royalty herein reserved by Assignors, with respect to that tract or tracts, shall be proportionately reduced.

IN WITNESS WHEREOF, The undersigned owner has signed and sealed this instrument this 31st day of March, 2011.

Wasaabee Energy Inc.,

X [signature]
Al Quammen, President

STATE of Montana
COUNTY of Yellowstone

ACKNOWLEDGEMENT-CORPORATE

BEFORE ME, the undersigned, a Notary Public, in and for said County and State, on this 31st day of March, 20 11, personally appeared Al Quammen, to me personally known, who being by me duly sworn, did say that he is the President of Wasaabee Energy Inc., and that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said Al Quammen acknowledged said instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

My Commission Expires: 10-2-2012

Anjeanette Sherman
Notary Public
Address: Billings, MT

ANJEANETTE SHERMAN
NOTARY PUBLIC
STATE OF MONTANA
MY COMMISSION EXPIRES 10-2-2012

DO NOT USE – FOR RECORDING PURPOSES ONLY